                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 6, 1998



                                THE KROGER CO.
            (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303           31-0345740
(State or other jurisdiction      (Commission File      (IRS Employer
of incorporation)                      Number)             Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000
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Item 5.        Other Events
-------        ------------

               On April 16, 1998, The Kroger Co. filed Registration Statement No. 333-50269 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $800,000,000, and was declared effective on April 29, 1998.

               Filed herewith as Exhibit 1.1 to the Registration Statement is the form of Underwriting Agreement for the issuance of Debt Securities.

               Filed herewith as Exhibit 4.3 to the Registration Statement is the form of Senior Indenture.

               Filed herewith as Exhibit 5.1 to the Registration Statement is the Opinion of Paul W. Heldman, Esq., including his consent.

               Filed herewith as Exhibit 25.1 to the Registration Statement is the Statement of Eligibility on Form T-1.

Item 7.        Financial Statements, Pro Forma Financial Information and
-------        Exhibits
               ---------------------------------------------------------

               (c)  Exhibits:

                    1.1  Form of Underwriting Agreement.

                    4.3  Form of Senior Indenture.

                    5.1 Opinion of Paul W. Heldman, Esq., including his consent.

                   25.1  Statement of Eligibility on Form T-1.
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          THE KROGER CO.



May 6, 1998                               By: (Paul Heldman)
                                              Paul Heldman
                                               Senior Vice President, Secretary
                                                    & General Counsel
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                                 EXHIBIT INDEX



Exhibit No.                                Exhibit
-----------                                -------

   1.1               Form of Underwriting Agreement.

   4.3               Form of Senior Indenture.

   5.1               Opinion of Paul W. Heldman, Esq., including his consent.

  25.1               Statement of Eligibility on Form T-1.